UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

PINEAPPLE EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-55896	47-5185484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10351 Santa Monica Blvd., Suite 420

Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

877-730-7463

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On March 13, 2019 (the “Effective Date”), Pineapple Express, Inc. (the “Company”) was informed by its independent registered public accounting firm, RBSM LLP (“RBSM”), that the client auditor relationship between the Company and RBSM has ceased. As a result, on the Effective Date, RBSM resigned as the Company’s independent registered public accounting firm. The Company has commenced a comprehensive selection process to determine the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2019, as well as to audit the Company’s financial statements for each of the last two fiscal years ended December 31, 2018 and 2017. The Company expects to culminate this selection process on or before March 22, 2019 and will file a Current Report on Form 8-K to report its engagement of a successor independent registered public accounting firm as required by Item 4.01 of Form 8-K.

RBSM did not issue an audit report on the Company’s financial statements for each of the last two fiscal years ended December 31, 2018 and 2017 as the Company did not complete the audit process with RBSM for such fiscal years. RBSM’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2016 and the period from January 29, 2015 (inception date) to December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern. During the Company’s fiscal year ended December 31, 2016 and for the period January 29, 2015 (inception date) through December 31, 2015, the periods which RBSM audited, and two most recent fiscal years ended December 31, 2018 and 2017, the periods which RBSM did not audit, and any subsequent interim period through the Effective Date, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements in their reports on the Company’s financial statements, and (ii) no reportable events (as described in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K).

The Company has provided RBSM with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Form 8-K”), and has requested that RBSM furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the above statements. A copy of the requested letter received from RBSM, dated March 18, 2019, stating that they agree is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
16.1*	Letter from RBSM LLP, dated as of March 18, 2019, addressed to the U.S. Securities and Exchange Commission (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINEAPPLE EXPRESS, INC.

	By:	/s/ Shawn Credle
	Name:	Shawn Credle
Dated: March 19, 2019	Title:	Chief Executive Officer